UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2007

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL 60601

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 997-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

On June 19, 2007, UAL Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC (collectively, the “Underwriters”), United Air Lines, Inc. (“United”) and the Company in connection with the issuance and sale of a total of $693,657,000 of United Air Lines, Inc. Pass Through Trust Certificates, Series 2007-1 (the “Certificates”). The Company expects that delivery of the Certificates will be made under the Underwriting Agreement on or about June 26, 2007 in three different series, comprised of $485,086,000 of Class A Certificates with a coupon of 6.636% per annum, $106,835,000 of Class B Certificates with a coupon of 7.336% per annum and $101,736,000 of Class C Certificates with a coupon of Six-Month LIBOR plus 2.25% per annum. Each class of Certificates will be issued by a different pass through trust.

The pass through trusts will use the proceeds from the sale of certificates to acquire equipment notes. The equipment notes will be issued by United to finance thirteen Boeing aircraft owned by United. Payments on the equipment notes held in each pass through trust will be passed through to the certificateholders of such trust. The payment obligations of United under the equipment notes will be fully and unconditionally guaranteed by the Company.

The Certificates are offered pursuant to the Prospectus Supplement, dated June 19, 2007, to the Prospectus, dated June 19, 2007, which forms a part of the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-143865) (the “Registration Statement”), filed with the Securities and Exchange Commission on June 19, 2007.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein. The Underwriting Agreement is hereby incorporated by reference into the Registration Statement.

The Underwriters or their affiliates have from time to time provided and/or may in the future provide investment banking, commercial banking and financial advisory services to the Company, for which they have received or will receive customary compensation.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 19, 2007, by and among Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, United Air Lines, Inc. and UAL Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Frederic F. Brace
Name:	Frederic F. Brace
Title:	Executive Vice President and Chief Financial Officer

Date: June 20, 2007

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EXHIBIT INDEX

Exhibit No.	Description
1.1*	Underwriting Agreement, dated June 19, 2007, by and among Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, United Air Lines, Inc. and UAL Corporation

*	Filed herewith electronically.

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